UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

                                                                                             (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on August 12, 2016 (the “Initial 8-K”) by Cott Corporation (“Cott”) to include, among other things, certain financial information relating to Cott’s acquisition of S&D Coffee Holding Company (“S&D Holdings”) and Arabica, L.L.C. that was consummated on August 11, 2016 (the “S&D Acquisition”). This Form 8-K/A amends and restates in its entirety Item 9.01(a) and Item 9.01(b) of the Initial 8-K. All of the other Items in the Initial 8-K remain the same and are not affected by this Amendment No. 1.

This pro forma financial information gives effect to certain pro forma events related to the S&D Acquisition and Cott’s acquisition of Hydra Dutch Holdings 1 B.V. (“Eden Holdings”), the indirect parent company of Eden Springs Europe B.V. (the “Eden Acquisition”), and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the post-transaction combined company.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

•	The audited consolidated balance sheets of S&D Holdings as of December 30, 2015 and December 31, 2014, and the related consolidated statements of income and comprehensive income, changes in stockholder’s equity, and cash flows for the years ended December 30, 2015, December 31, 2014, and January 1, 2014, are attached to this Form 8-K/A as Exhibit 99.1 and are incorporated herein by reference.

•	The unaudited consolidated balance sheets of S&D Holdings as of June 15, 2016 and June 17, 2015, and the related interim consolidated statements of income and comprehensive income, changes in stockholder’s equity, and cash flows for the 24-week periods then ended, are attached to this Form 8-K/A as Exhibit 99.2 and are incorporated herein by reference.

•	The unaudited consolidated balance sheets of Eden Holdings as of June 30, 2016, and the related interim consolidated statements of comprehensive loss for the six and three month periods that end on June 30, 2015 and June 30, 2016 and changes in shareholders’ deficit and cash flows for the six month periods that end on June 30, 2015 and June 30, 2016, are attached to this Form 8-K/A as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information

Cott’s unaudited pro forma condensed combined balance sheet data as of July 2, 2016 (which gives effect to the S&D Acquisition, the Eden Acquisition and the related financing transaction as if they each occurred on July 2, 2016) and Cott’s unaudited pro forma condensed combined statement of operations data for the year ended January 2, 2016 and the six months ended July 2, 2016 (which assumes that the S&D Acquisition and the Eden Acquisition and the related financing transactions were each consummated on January 4, 2015) are attached as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, independent accountants for S&D Holdings.

99.1	S&D Holdings audited consolidated balance sheets as of December 30, 2015 and December 31, 2014, and the related consolidated statements of income and comprehensive income, changes in stockholder’s equity, and cash flows for the years ended December 30, 2015, December 31, 2014, and January 1, 2014.

99.2	S&D Holdings’ unaudited consolidated balance sheets as of June 15, 2016 and June 17, 2015, and the related consolidated statements of income and comprehensive income, changes in stockholder’s equity, and cash flows for the 24-week periods then ended.

99.3	Eden Holdings unaudited consolidated balance sheets as of June 30, 2016, and the related interim consolidated statements of comprehensive loss for the six and three month periods that end on June 30, 2015 and June 30, 2016 and changes in shareholders’ deficit and cash flows for the six month periods that end on June 30, 2015 and June 30, 2016.

99.4	Cott Corporation unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

October 14, 2016
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, independent accountants for S&D Holdings.

99.1	S&D Holdings audited consolidated balance sheets as of December 30, 2015 and December 31, 2014, and the related consolidated statements of income and comprehensive income, changes in stockholder’s equity, and cash flows for the years ended December 30, 2015, December 31, 2014, and January 1, 2014.

99.2	S&D Holdings unaudited consolidated balance sheets as of June 15, 2016 and June 17, 2015, and the related consolidated statements of income and comprehensive income, changes in stockholder’s equity, and cash flows for the 24-week periods then ended.

99.3	Eden Holdings unaudited consolidated balance sheets as of June 30, 2016, and the related interim consolidated statements of comprehensive loss for the six and three month periods that end on June 30, 2015 and June 30, 2016 and changes in shareholders’ deficit and cash flows for the six month periods that end on June 30, 2015 and June 30, 2016.

99.4	Cott Corporation unaudited pro forma condensed combined financial information.